SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 30, 1999


                                ACE LIMITED
           (Exact name of registrant as specified in its charter)



       Cayman Islands                  1-11778                  98-0091805
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


                The ACE Building
              30 Woodbourne Avenue
                Hamilton, Bermuda                               HM 08
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (441) 295-5200

                               Not Applicable
       (Former name or former address, if changed since last report)






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Item 2.  Acquisition or Disposition of Assets.

         On December 30, 1999, ACE Limited completed the acquisition of Capital Re Corporation. ACE issued approximately 20.8 million ordinary shares, and paid approximately $110.3 million in cash in the transaction.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release dated December 30, 1999 announcing such completion.

Item 7.  Financial Statements and Exhibits.

         (a)      Audited Financial Statements

                  Not required

         (b)      Pro Forma Financial Information

                  The required pro forma financial information is incorporated by reference to pro forma financial information contained under the heading "Unaudited Pro Forma Condensed Consolidated Financial Information of ACE" in the proxy statement/prospectus which is a part of ACE Limited's Registration Statement on Form S-4 (No. 333-90927)

         (c)      Exhibits.

                  99.1     Press release, dated December 30, 1999




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 14, 2000                 ACE LIMITED


                                        By:  Christopher Z. Marshall
                                             -----------------------
                                             Christopher Z. Marshall
                                             Chief Financial Officer






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                               EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

99.1              Press release, dated December 30, 1999